                      THE ONE GROUP-REGISTERED TRADEMARK-
                             FAMILY OF MUTUAL FUNDS

                     MONEY MARKET FUNDS COMBINED PROSPECTUS

                        Supplement dated August 22, 1997
                      to Prospectus dated November 1, 1996

          THE ONE GROUP-REGISTERED TRADEMARK- PRIME MONEY MARKET FUND
        THE ONE GROUP-REGISTERED TRADEMARK- MUNICIPAL MONEY MARKET FUND
      THE ONE GROUP-REGISTERED TRADEMARK- OHIO MUNICIPAL MONEY MARKET FUND
 THE ONE GROUP-REGISTERED TRADEMARK- U.S. TREASURY SECURITIES MONEY MARKET FUND

The One Group has reduced the level of 12b-1 fees charged Class A shareholders in the above captioned Funds. The fee will now be .25% of each Fund's average daily net assets. Accordingly, footnote (4) to the EXPENSE SUMMARY on page 4 of the prospectus is deleted.

In addition, the second sentence in the second paragraph under the heading THE DISTRIBUTOR on page 24 of the prospectus is replaced with the following:

    As provided in the Plan, the Trust will pay the Distributor a fee of .25% of the average daily net assets of Class A shares of each of the Funds, and .75% of the average daily net assets of the Service Class shares of the Prime Money Market Fund and the U.S. Treasury Securities Money Market Fund.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE

TOG-S-064